--------------------------------------------------------------------------------

                               John Hancock Funds

--------------------------------------------------------------------------------







                                  Intermediate
                                    Maturity
                                   Government
                                      Fund


                                 ANNUAL REPORT


                                  May 31, 1997

================================================================================

                                   DIRECTORS
                            Edward J. Boudreau, Jr.
                                James F. Carlin*
                             William H. Cunningham*
                               Charles F. Fretz*
                             Harold R. Hiser, Jr.*
                                Anne C. Hodsdon
                               Charles L. Ladner*
                              Leo E. Linbeck, Jr.*
                             Patricia P. McCarter*
                             Steven R. Pruchansky*
                              Richard S. Scipione
                     Lt. Gen. Norman H. Smith, USMC (Ret.)*
                                John P. Toolan*
                        *Members of the Audit Committee

                                    OFFICERS
                            Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                               Robert G. Freedman
                               Vice Chairman and
                            Chief Investment Officer
                                Anne C. Hodsdon
                                   President
                                James B. Little
                           Senior Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                  Second Vice President and Compliance Officer

                                   CUSTODIAN
                         Investors Bank & Trust Company
                              200 Clarendon Street
                          Boston, Massachusetts 02116

                                 TRANSFER AGENT
                     John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                             PRINCIPAL DISTRIBUTOR
                            John Hancock Funds, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                          Boston, Massachusetts 02109

                              INDEPENDENT AUDITORS
                               Ernst & Young LLP
                              200 Clarendon Street
                        Boston, Massachusetts 02116-5072


                               Chairman's Message

DEAR FELLOW SHAREHOLDERS:

The stock market has certainly put on a show since the start of the year. Stocks began 1997 on the high wires, bolstered by a near-perfect "Goldilocks" economy -- not too hot, not too cold. In almost a straight shot, the Dow Jones
Industrial Average soared through the 7000 level for the first time in early March. Just days later, stocks lost their footing and staged a month-long free-fall in a nervous reaction to rising interest rates and data that showed the economy was picking up steam. Stocks gave back all of their year's gain and suffered their worst decline since 1990 during this period. No sooner had real fears begun to beset investors than they were gone, erased in a euphoric rally caused by strong earnings and no signs of inflation. By the end of May, the Dow had risen by 14.6% and the broader Standard & Poor's 500 Stock Index by 15.4% -- levels not many thought the market would reach all year, let alone in five months. Bondholders have not enjoyed the same bounty, as the bond market has mostly stayed worried about the strength of the economy, the direction of interest rates, and the Federal Reserve's next moves to pre-empt inflation.

[A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]

     But the stock market's latest advance has amazed many analysts and left them pondering their valuation models, since the market is now more expensive than it has been in decades. It's impossible to know what will happen next in the markets. But whether it's another strong move forward or a retreat, we recommend keeping a long-term perspective, rather than over-focusing on the market's daily twists and turns. While the economic backdrop seems to remain near perfect, the one thing we believe investors should be prepared for is more market volatility. It also makes sense to do something we've always advocated: set realistic expectations, since, as we've also seen this year, markets can move down as fast as they go up.

     Use this time of heightened volatility as an opportunity to review your portfolio's asset allocations with your investment professional. After such a strong advance in equities over the last two and a half years, it could be time to rebalance your portfolio, if you haven't already, to maintain your desired targets of diversification. As part of that process, make sure that your investment strategies still reflect your individual time horizons, objectives and risk tolerance. Despite turbulence, one thing remains constant. A well-constructed plan and a cool head can be the best tools for reaching your financial goals.

Sincerely,

/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

                      By Roger Hamilton, Portfolio Manager

                                  John Hancock
                             Intermediate Maturity
                                Government Fund

                     Economy keeps bond investors guessing;
                     --------------------------------------
                           search for yield continues
                           --------------------------

Recently John Hancock Intermediate Maturity Government Fund's fiscal year end changed from March to May. What follows is a discussion of the Fund's performance for the 12-month period ended May 31, 1997.

At certain times, the bond market has its limits. This past year was one of those times. Prices moved up and down, in line with the latest economic trends. But yields -- which move in the opposite direction of prices -- stayed within a definite range. Last June, the economy was growing at a fast clip. Investors expected the Federal Reserve to increase rates at its early July meeting. Yields climbed, with the five-year Treasury hitting a ceiling of 6.85%, up from 6.63% on May 31, 1996. When the Fed didn't raise rates, bond prices rallied briefly. But indications of the economy's increasing strength soon caused a downturn. The market again reversed course in mid-September, amid slower economic growth and low inflation. Bond prices gained ground, with five-year Treasury yields bottoming at 5.83% in late November.

--------------------------------------------------------------------------------
"With...little chance of significant price gains, investors looked to yield..."
--------------------------------------------------------------------------------

Bond yields started moving up again in December, as the economy picked up steam

[A 2 1/2" x 3 3/4"  photo of Roger  Hamilton  and Barry  Evans.  Caption  reads:
"Roger Hamilton (right), portfolio manager and Barry Evans (seated), head of the Government Fixed-Income department"]

================================================================================

           John Hancock Funds - Intermediate Maturity Government Fund


[Pie chart with the heading "Portfolio Diversification" at top of left hand column. The chart is divided into three sections. Going from top clockwise:
Short-Term Investments 7%; U.S. Treasury Bonds 43%; U.S. Government Agency Bonds 50%.]

--------------------------------------------------------------------------------
"... investors looked to yield to enhance their total return."
--------------------------------------------------------------------------------

and investors anticipated a Fed rate hike. On March 25, 1997, the Fed finally did raise rates one-quarter percentage point. Fueled by news of the economy's blistering first quarter pace, yields continued climbing -- with the five-year Treasury peaking again at 6.86% in mid-April. A mild spring, auto strikes and floods in the Midwest eventually dampened second quarter consumer spending, slowing the economy's growth. Yields fell, ending May at 6.50%.

     Despite these gyrations, money flowed into the U.S. bond market from both domestic and foreign investors. With interest rates staying within a range and little chance of significant price gains, investors looked to yield to enhance their total return. As a result, securities with a yield advantage over Treasuries -- including both mortgage bonds and U.S. government agencies -- came out ahead.

Mortgages boost performance
A high stake in mortgage bonds helped John Hancock Intermediate Maturity Fund's Class A and Class B shares post a total return of 7.50% and 6.76%, respectively, at net asset value, for the year ended May 31, 1997. By comparison, the average intermediate-term government fund returned 6.94%, according to Lipper Analytical Services, Inc. 1 During the same period, the Lehman Brothers Intermediate Government Bond Index returned 7.12%. Please see pages six and seven for longer-term performance information.

     During the period, the Fund had between 50% and 66% of its assets in mortgage-backed securities. We maintained this mortgage stake throughout the summer, lightening up in the fall rally. Then in December, we began adding again. Mortgages reached a high of 66% in March of 1997. Our heaviest concentration was in 15-year, fixed-rate mortgage bonds issued by the Federal National Mortgage Association (FNMAs). We bought them partly because shorter maturity mortgage bonds are usually more stable than longer maturity ones when rates are rising. Plus, demand in the 15-year sector was increasing as new issuance was falling off -- a combination that pushed up prices nicely. Shortly before the Fed's March meeting, we decided to take some profits, leaving us with a 50% stake in mortgages. This helped us right before the Fed meeting when the mortgage market was volatile. With hindsight, we would have done slightly better by keeping our investment, since mortgages continued to outpace Treasuries.

     We invested the proceeds from our mortgage sales in both ends of the maturity spectrum -- short and 30-year Treasuries. We did this because we expected short-term yields to rise more than long-term yields in anticipation of a possible Fed rate hike. When rates increased in March, the Fund benefited. However, we gave back some of our gains in May when the Fed decided not to raise rates. We've continued to keep this same

================================================================================

           John Hancock Funds - Intermediate Maturity Government Fund


[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the 12 months ended May 31, 1997." The chart is scaled in increments of 2% from bottom to top, with 8% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 7.50% total return for John Hancock Intermediate Maturity Government Fund: Class
A. The second represents the 6.76% total return for John Hancock Intermediate Maturity Government Fund: Class B. The third represents the 6.94% total return for the Average intermediate term government fund. Footnote below reads: "Total returns for John Hancock Intermediate Maturity Government Fund are at net asset value with all distributions reinvested. The average intermediate-term government fund is tracked by Lipper Analytical Services (1). See the following two pages for historical performance information.]

structure, however, because we expect another rate hike during the summer months. "The bond market today offers investors exceptional values." The Fund's shorter-than-average duration also helped us early in 1997, as interest rates climbed. Duration measures how sensitive a bond's price is to interest rate changes. The longer a bond's duration, the more its price will fall as rates rise -- or rise as rates fall. In October, as rates fell, we raised duration to
4.1 years. But in December, with signs of a stronger economy, we decided to shorten duration to 3.5 years, which was below our peer group average. We raised duration slightly in January to 3.8 years, where it remained the rest of the period.

Optimistic outlook
We expect the economy to perk up soon, given the fact that unemployment is at a 24-year low, the stock market is strong and housing prices are rising. To measure the economy's direction, we'll be watching retail sales, the benefits component of the employment cost index and vendor delivery time. If these increase faster than expected, we believe the Fed will raise rates at least once -- if not twice -- more. We'll keep the Fund in neutral -- with a 50% stake in mortgages and 3.8 year duration -- until we're more certain about a Fed move. A rate increase, however, would give us a chance to buy bonds at cheaper prices and lengthen duration.

     Eventually when the economy finally does slow and interest rates begin to fall, bond prices could make some serious gains. The bond market today offers investors exceptional values. Today's bond yields are much higher than inflation, which is around 2% or 3%. In fact, it would be difficult for inflation to get out of control, given limited growth in the labor force and baby boomers' desire to increase savings. In addition, the United States is getting its fiscal house in order. With spending under control and a shrinking deficit, the government will need to issue fewer bonds. Less supply should in turn help Treasury prices. Taken together, these factors could propel the bond market into new territory.

--------------------------------------------------------------------------------

This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

1Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================
--------------------------------------------------------------------------------
                             A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------


The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Intermediate Maturity Government Fund. Total return is a performance measure that equals the sum of all income and capital gains dividends, assuming reinvestment of these distributions, and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Performance figures include the maximum applicable sales charge of 3% for Class A shares. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 3% and declining to 0% over five years) is included in Class B performance. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

--------------------------------------------------------------------------------
                            CUMULATIVE TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended March 31, 1997
                                             One          Five     Most Recent
                                             Year         Years     Ten Years
                                          ----------   ----------   ----------
John Hancock Intermediate Maturity
  Government Fund: Class A                   1.42%        21.10%     23.46%(1)
John Hancock Intermediate Maturity
  Government Fund: Class B                   0.84%        20.83%     23.00%(1)

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended March 31, 1997
                                             One          Five     Most Recent
                                             Year         Years     Ten Years
                                          ----------   ----------   ----------
John Hancock Intermediate Maturity
  Government Fund: Class A(2)                1.42%         3.90%      4.10%(1)
John Hancock Intermediate Maturity
  Government Fund: Class B(2)                0.84%         3.86%      4.02%(1)

--------------------------------------------------------------------------------
                                     YIELDS
--------------------------------------------------------------------------------

As of May 31, 1997
                                                                   SEC 30-Day
                                                                      Yield
                                                                   ----------
John Hancock Intermediate Maturity
  Government Fund: Class A                                            6.09%
John Hancock Intermediate Maturity
  Government Fund: Class B                                            5.52%



                              Notes to Performance

(1)  Class A and Class B shares started on December 31, 1991.

(2) The Adviser voluntarily reduced a portion of the management fee during the period. Without the reduction of expenses, the average annual total return for the one-year, five-year and since inception periods would have been 0.72%, 3.35% and 3.53% for Class A shares, respectively, and for Class B shares 0.14%, 3.31% and 3.45%, respectively.

================================================================================
--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------


The charts on the right show how much a $10,000 investment in John Hancock Intermediate Maturity Government Fund would be worth on May 31, 1997, assuming you invested on the day each class of shares started and reinvested all distributions. For comparison, we've shown the same $10,000 investment in both the Lipper Intermediate U.S. Government Index and Lehman Intermediate Government Bond Index. The Lipper Intermediate U.S. Government Index is an equally weighted unmanaged index that measures the performance of funds with at least 65% of their assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities with dollar-weighted average maturities of five to ten years. The Lehman Intermediate Government Bond Index is an unmanaged index that measures the performance of U.S.Treasury bonds and U.S. Government Agency bonds.

[Line chart with the heading Intermediate Maturity Government Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines. The first line represents the value of the Lehman Intermediate Government Bond Index and is equal to $14,151 as of May 31, 1997. The second line represents the value of the Lipper Intermediate U.S. Government Index and is equal to $13,384 as of May 31, 1997. The third line represents the value of the hypothetical $10,000 investment made in the Intermediate Maturity Government Fund on December 31, 1991, before sales charge, and is equal to $12,999 as of March 31, 1996. The fourth line represents the Intermediate Maturity Government Fund, after sales charge, and is equal to $12,609 as of May 31, 1997.]

[Line chart with the heading Intermediate Maturity Government Fund: Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Lehman Government Bond Index and is equal to $14,151 as of May 31, 1997. The second line represents the value of the Lipper Intermediate U.S. Government Index and is equal to $13,384 as of May 31, 1997. The third line represents the value of the hypothetical $10,000 investment made in the Intermediate Maturity Government Fund on December 31, 1991, before sales charge, and is equal to $12,546 as of May 31, 1997.]

*No contingent deferred sales charge applicable.

================================================================================
                              FINANCIAL STATEMENTS

           John Hancock Funds - Intermediate Maturity Government Fund

Statement of Assets and Liabilities
May 31, 1997
--------------------------------------------------------------------------------
Assets:
  Investments at value -- Note C:
    U.S. government and agencies securities (cost -- $26,998,675) ...................    $27,006,672
    Joint repurchase agreement (cost - $2,904,000) ..................................      2,904,000
    Corporate savings account .......................................................            473
                                                                                         -----------
 ....................................................................................     29,911,145
  Receivable for investments sold ...................................................        977,082
  Interest receivable ...............................................................        357,421
  Receivable to John Hancock Advisers, Inc. and affiliates -- Note B ................         19,475
  Other assets ......................................................................         10,104
                                                                                         -----------
                         Total Assets ...............................................     31,275,227
                         ---------------------------------------------------------------------------
Liabilities:
  Payable for investments purchased .................................................      2,032,327
  Payable for shares repurchased ....................................................          2,005
  Accounts payable and accrued expenses .............................................         35,012
                                                                                         -----------
                         Total Liabilities ..........................................      2,069,344
                         ---------------------------------------------------------------------------
Net Assets:
  Capital paid-in ...................................................................     29,962,850
  Accumulated net realized loss on investments ......................................   (    773,899)
  Net unrealized appreciation of investments ........................................          8,464
  Undistributed net investment income ...............................................          8,468
                                                                                         -----------
                         Net Assets .................................................    $29,205,883
                         ===========================================================================
Net Asset Value Per Share:
  (Based on net asset values and shares of beneficial interest outstanding --
    unlimited number of shares authorized with no par value, respectively)
    Class A -- $22,754,663 / 2,405,279 ..............................................    $      9.46
    ================================================================================================
    Class B -- $6,451,220 / 681,925 .................................................    $      9.46
    ================================================================================================
Maximum Offering Price Per Share*
    Class A -- ($9.46 x 103.09%) ....................................................    $      9.75
    ================================================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on May 31, 1997. You'll also find the net asset value and the maximum offering price per share as of that date.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

           John Hancock Funds - Intermediate Maturity Government Fund


Statement of Operations
--------------------------------------------------------------------------------

                                                                                                                  PERIOD FROM
                                                                                               YEAR ENDED        APRIL 1, 1997
                                                                                             MARCH 31, 1997    TO MAY 31, 1997(1)
                                                                                             --------------    ------------------
Investment Income:
  Interest ...............................................................................     $2,552,330          $378,436
                                                                                               ----------          --------
  Expenses:
    Investment management fee - Note B ...................................................        132,601            19,526
    Distribution and service fee - Note B
      Class A ............................................................................         64,288             9,432
      Class B ............................................................................         68,775            11,086
    Transfer agent fee - Note B ..........................................................         43,780             5,211
    Custodian fee ........................................................................         40,119             7,518
    Registration and filing fees .........................................................         31,940            21,796
    Auditing fee .........................................................................         13,736            20,000
    Printing .............................................................................          9,158             5,899
    Organization expense - Note A ........................................................          7,252                --
    Financial services fee - Note B ......................................................          4,508               915
    Trustees' fees .......................................................................          3,074               110
    Miscellaneous ........................................................................          1,004               517
    Advisory board fee ...................................................................            436                --
    Legal fees ...........................................................................            197                13
                                                                                               ----------          --------
                         Total Expenses ..................................................        420,868           102,023
                         --------------------------------------------------------------------------------------------------
                         Less Expense Reductions - Note B ................................    (   122,053)        (  57,097)
                         --------------------------------------------------------------------------------------------------
                         Net Expenses ....................................................        298,815            44,926
                         --------------------------------------------------------------------------------------------------
                         Net Investment Income ...........................................      2,253,515           333,510
                         --------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments:
  Net realized loss on investments sold ..................................................    (   759,398)        (  50,466)
  Change in net unrealized appreciation/depreciation
    of investments .......................................................................    (    37,403)          334,487
                                                                                               ----------          --------
                         Net Realized and Unrealized Gain (Loss) on Investments ..........    (   796,801)          284,021
                         --------------------------------------------------------------------------------------------------
                         Net Increase in Net Assets Resulting from Operations ............     $1,456,714          $617,531
                         ==================================================================================================

(1) Effective  May 31, 1997,  the fiscal period end changed from March 31 to May 31.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

           John Hancock Funds - Intermediate Maturity Government Fund


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                     YEAR ENDED MARCH 31,          PERIOD FROM
                                                                               ------------------------------   APRIL 1, 1997 TO
                                                                                    1996             1997        MAY 31, 1997(1)
                                                                               -------------    -------------    ---------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income ...................................................     $ 2,005,181      $ 2,253,515       $   333,510
  Net realized gain (loss) on investments sold ............................         333,135     (    759,398)     (     50,466)
  Change in net unrealized appreciation/depreciation of investments .......    (    577,061)    (     37,403)          334,487
                                                                                -----------      -----------       -----------
      Net Increase in Net Assets Resulting from Operations ................       1,761,255        1,456,714           617,531
                                                                                -----------      -----------       -----------
Distributions to Shareholders:
  Dividends from net investment income
    Class A - ($0.6385, $0.6612, and $0.1092 per share, respectively) .....    (  1,494,279)    (  1,787,778)     (    261,624)
    Class B - ($0.5746, $0.5968, and $0.0973 per share, respectively) .....    (    540,604)    (    466,451)     (     68,448)
  Distributions from net realized gain on investments sold
    Class A - (none, $0.0782, and none per share, respectively) ...........           --        (    189,501)            --
    Class B - (none, $0.0782, and none per share, respectively) ...........           --        (     58,760)            --
                                                                                -----------      -----------       -----------
      Total Distributions to Shareholders .................................    (  2,034,883)    (  2,502,490)     (    330,072)
                                                                                -----------      -----------       -----------
From Fund Share Transactions - Net*: ......................................      15,373,658     (  7,687,534)           96,288
                                                                                -----------      -----------       -----------
Net Assets:
  Beginning of period .....................................................      22,455,416       37,555,446        28,822,136
                                                                                -----------      -----------       -----------
  End of period (including undistributed net investment income of $3,180 and distributions in excess of net investment income of $6,462 and
    undistributed net investment income of $8,468, respectively) ..........     $37,555,446      $28,822,136       $29,205,883
                                                                                ===========      ===========       ===========
*Analysis of Fund Share Transactions:
                                                                       YEAR ENDED MARCH 31,                        PERIOD FROM
                                                       ----------------------------------------------------     APRIL 1, 1997 TO
                                                                1996                         1997                MAY 31, 1997(1)
                                                       ------------------------    -----------------------    ---------------------
                                                        SHARES        AMOUNT         SHARES       AMOUNT       SHARES      AMOUNT
                                                       ---------    -----------    ---------    ----------    --------   ----------
CLASS A
  Shares sold ......................................   1,360,554    $13,397,732      387,191    $3,706,355    222,104    $2,089,262
  Shares issued in reorgnization - Note D ..........   2,305,865     22,643,129        --            --         --            --
  Shares issued to shareholders in reinvestment
    of distributions ...............................      54,240        535,013       77,547       741,124     10,430        98,314
                                                       ---------    -----------    ---------    ----------    -------    ----------
 ...................................................   3,720,659     36,575,874      464,738     4,447,479    232,534     2,187,576
  Less shares repurchased ..........................  (2,047,851)  ( 20,195,985)  (1,107,750)  (10,635,603)  (180,446)  ( 1,700,404)
                                                       ---------    -----------    ---------    ----------    -------    ----------
  Net increase (decrease) ..........................   1,672,808    $16,379,889   (  643,012)  ($6,188,124)    52,088    $  487,172
                                                       =========    ===========    =========    ==========    =======    ==========
CLASS B
  Shares sold ......................................     128,155    $ 1,251,224      465,120    $4,452,149    187,610    $1,766,769
  Shares issued in reorgnization - Note D ..........      77,218        758,254        --            --         --            --
  Shares issued to shareholders in reinvestment
    of distributions ...............................      33,456        329,875       32,043       306,162      3,959        37,319
                                                       ---------    -----------    ---------    ----------    -------    ----------
 ...................................................     238,829      2,339,353      497,163     4,758,311    191,569     1,804,088
  Less shares repurchased ..........................  (  329,486)  (  3,345,584)  (  654,247)  ( 6,257,721)  (233,349)  ( 2,194,972)
                                                       ---------    -----------    ---------    ----------    -------    ----------
  Net  decrease ....................................  (   90,657)  ($ 1,006,231)  (  157,084)  ($1,499,410)  ( 41,780)  ($ 390,884)
                                                       =========    ===========    =========    ==========    =======    ==========

(1) Effective May 31, 1997, the fiscal period end changed from March 31 to May 31.

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last three periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

           John Hancock Funds - Intermediate Maturity Government Fund


Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are as follows:
--------------------------------------------------------------------------------

                                                                                    YEAR ENDED MARCH 31,              PERIOD FROM
                                                                  ------------------------------------------------- APRIL 1, 1997 TO
                                                                   1993      1994      1995(1)   1996        1997   MAY 31, 1997(8)
                                                                  --------  --------  --------  --------    ------- ----------------
CLASS A
Per Share Operating Performance
  Net Asset Value, Beginning of Period .........................  $ 10.03   $ 10.05   $  9.89   $  9.79     $  9.69   $  9.37
                                                                  -------   -------   -------   -------     -------   -------
  Net Investment Income ........................................     0.58      0.41      0.49      0.62        0.67      0.11(7)
  Net Realized and Unrealized Gain (Loss) on Investments .......     0.02  (   0.16) (   0.11) (   0.08)   (   0.25)     0.09
                                                                  -------   -------   -------   -------     -------   -------
      Total from Investment Operations .........................     0.60      0.25      0.38      0.54        0.42      0.20
                                                                  -------   -------   -------   -------     -------   -------
  Less Distributions:
    Dividends from Net Investment Income ....................... (   0.58) (   0.41) (   0.48) (   0.64)   (   0.66) (   0.11)
    Distributions from Net Realized Gain on Investments Sold ...     --        --        --        --      (   0.08)     --
                                                                  -------   -------   -------   -------     -------   -------
      Total Distributions ...................................... (   0.58) (   0.41) (   0.48) (   0.64)   (   0.74) (   0.11)
                                                                  -------   -------   -------   -------     -------   -------
  Net Asset Value, End of Period ...............................  $ 10.05   $  9.89   $  9.79   $  9.69     $  9.37   $  9.46
                                                                  =======   =======   =======   =======     =======   =======
  Total Investment Return at Net Asset Value (2) ...............    6.08%     2.51%     3.98%     5.60%       4.56%     2.13%(10)
  Total Adjusted Investment Return at Net Asset Value (2,3) ....    5.53%     2.27%     3.43%     4.83%       4.19%     1.93%(10)

Ratios and  Supplemental Data
  Net Assets, End of Period (000s omitted) .....................  $33,273   $24,310   $12,950   $29,024     $22,043   $22,755
  Ratio of Expenses to Average Net Assets (4) ..................    0.50%     0.75%     0.80%     0.75%       0.75%     0.75%(9)
  Ratio of Adjusted Expenses to Average Net Assets (4,5) .......    1.05%     0.99%     1.35%     1.45%       1.12%     1.92%(9)
  Ratio of Net Investment Income to Average Net Assets .........    5.47%     4.09%     4.91%     6.49%       6.99%     7.07%(9)
  Ratio of Adjusted Net Investment Income to Average
    Net Assets (5) .............................................    4.92%     3.85%     4.36%     5.79%       6.62%     5.90%(9)
  Fee Reduction Per Share (7) ..................................  $  0.06   $  0.02   $  0.05   $  0.07     $  0.04   $  0.02
  Portfolio Turnover Rate ......................................      186%     244%      341%      423%(6)     427%       77%





The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: the net investment income, net realized and unrealized gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

           John Hancock Funds - Intermediate Maturity Government Fund


Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                    YEAR ENDED MARCH 31,              PERIOD FROM
                                                                  ------------------------------------------------- APRIL 1, 1997 TO
                                                                   1993      1994      1995(1)   1996        1997   MAY 31, 1997(8)
                                                                  --------  --------  --------  --------    ------- ----------------
CLASS B
Per Share Operating Performance
  Net Asset Value, Beginning of Period                            $ 10.03   $ 10.05   $  9.89   $  9.79     $  9.69   $  9.37
                                                                  -------   -------   -------   -------     -------   -------
  Net Investment Income                                              0.51      0.34      0.43      0.57        0.60      0.10(7)
  Net Realized and Unrealized Gain (Loss) on Investments             0.02  (   0.16) (   0.11) (   0.10)   (   0.24)     0.09
                                                                  -------   -------   -------   -------     -------   -------
      Total from Investment Operations                               0.53      0.18      0.32      0.47        0.36      0.19
                                                                  -------   -------   -------   -------     -------   -------

  Less Distributions:
    Dividends from Net Investment Income                         (   0.51) (   0.34) (   0.42) (   0.57)   (   0.60) (   0.10)
    Distributions from Net Realized Gain on Investments Sold         --        --        --        --      (   0.08)     --
                                                                  -------   -------   -------   -------     -------   -------
      Total Distributions                                        (   0.51) (   0.34) (   0.42) (   0.57)   (   0.68) (   0.10)
                                                                  -------   -------   -------   -------     -------   -------
  Net Asset Value, End of Period                                  $ 10.05   $  9.89   $  9.79   $  9.69     $  9.37   $  9.46
                                                                  =======   =======   =======   =======     =======   =======
  Total Investment Return at Net Asset Value (2)                    5.40%     1.85%     3.33%     4.92%       3.84%     2.01%(10)
  Total Adjusted Investment Return at Net Asset Value (2,3)         4.85%     1.61%     2.78%     4.15%       3.47%     1.81%(10)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted)                        $13,753  $11,626    $ 9,506   $ 8,532     $ 6,779   $ 6,451
  Ratio of Expenses to Average Net Assets (4)                       1.15%    1.40%      1.45%     1.40%       1.43%     1.50%(9)
  Ratio of Adjusted Expenses to Average Net Assets (4,5)            1.70%    1.64%      2.00%     2.10%       1.80%     2.67%(9)
  Ratio of Net Investment Income to Average Net Assets              4.82%    3.44%      4.26%     5.80%       6.30%     6.04%(9)
  Ratio of Adjusted Net Investment Income to Average
    Net Assets (5)                                                  4.27%   3.20%       3.71%     5.10%       5.93%     4.87%(9)
  Fee Reduction Per Share (7)                                     $  0.06  $  0.02    $  0.05   $  0.07     $  0.04   $  0.02
  Portfolio Turnover Rate                                            186%    244%        341%      423%(6)     427%       77%

 (1)  On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the Fund.
 (2)  Assumes dividend reinvestment and does not reflect the effect of sales charges.
 (3)  An estimated total return calculation that does not take into consideration fee reductions by the Adviser during the periods shown.
 (4)  Beginning on December 31, 1991 (commencement of operations) through March 31, 1995, the expenses used in the ratios represented the expenses of the Fund plus expenses incurred indirectly from the Adjustable U.S. Government Fund (the "Portfolio"), the mutual fund in which the Fund invested all of its assets. The expenses used in the ratios for the fiscal year ended March 31, 1996 include the expenses of the Portfolio through September 22, 1995.
 (5)  Unreimbursed, without fee reduction.
 (6)  Portfolio turnover rate excludes merger activity.
 (7)  Based on average month end shares outstanding.
 (8)  Effective May 31, 1997, the fiscal period end changed from March 31 to May 31.
 (9)  Annualized.
(10)  Not annualized.


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

           John Hancock Funds - Intermediate Maturity Government Fund


Schedule of Investments
May 31, 1997
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by Intermediate Maturity Government Fund on May 31, 1997. It's divided into two main categories: U.S. government and agencies and short-term investments. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                              PAR  VALUE
                                                INTEREST        MATURITY        (000s         MARKET
ISSUER, DESCRIPTION                               RATE            DATE         OMITTED)       VALUE
-------------------                               ----            ----         --------       -----
U.S. GOVERNMENT AND AGENCIES SECURITIES
Governmental - U.S. (42.74%)
  United States Treasury,
    Bond ....................................     11.125%        08-15-03       $2,000    $  2,457,500
    Bond ....................................     12.000         08-15-13        2,250       3,142,958
    Bond ....................................      6.625         02-15-27          750         722,580
    Note ....................................      9.250         08-15-98        1,975       2,048,450
    Note ....................................      9.125         05-15-99        1,000       1,052,810
    Note ....................................      7.875         08-15-01        1,000       1,050,470
    Note ....................................      6.625         03-31-02        2,000       2,008,740
                                                                                          ------------
                                                                                            12,483,508
                                                                                          ------------
Governmental - U.S. Agencies (49.73%)
  Federal Home Loan Mortgage Corp,
    Adjustable Rate Mortgage ................      7.250#        05-01-17           52          53,605
    Adjustable Rate Mortgage ................      7.750#        10-01-18           58          59,480
  Federal National Mortgage Association,
    15 Yr Pass thru Ctf .....................      7.500         06-01-10        2,168       2,196,831
    15 Yr Pass thru Ctf .....................      7.000         10-01-11        2,902       2,885,177
    Adjustable Rate Mortgage ................      6.671#        03-01-14 to        45          45,099
                                                                 06-01-14
    Adjustable Rate Mortgage ................      6.875#        05-01-13           45          46,136
    Adjustable Rate Mortgage ................      7.256#        05-01-17          197         194,130
    Adjustable Rate Mortgage ................      7.250#        03-01-27           40          40,479
  Government National Mortgage Association,
    30 Yr Pass thru Ctf .....................     12.000         02-15-14           24          27,241
    30 Yr Pass thru Ctf .....................     12.500         07-15-15           37          43,344
    30 Yr Pass thru Ctf .....................      7.500         05-15-24        1,882       1,884,070
    30 Yr Pass thru Ctf .....................      8.000         05-15-25 to     5,602       5,710,858
                                                                 10-15-25
Adjustable Rate Mortgage ....................      6.875#        10-20-23        1,304       1,336,714
                                                                                          ------------
                                                                                            14,523,164
                                                                                          ------------
                                                TOTAL U.S. GOVERNMENT AND
                                                      AGENCIES SECURITIES
                                                       (Cost $26,998,675)      (92.47%)     27,006,672
                                                                                ------    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       13

================================================================================
                              FINANCIAL STATEMENTS

           John Hancock Funds - Intermediate Maturity Government Fund


SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (9.94%)
  Investment in a joint repurchase agreement
  transaction with Swiss Bank Corp. -
  Dated 05-30-97, Due 06-02-97
  (secured by U.S. Treasury Notes, 6.375%, Due 05-15-99,
  U.S. Treasury Bonds, 6.250% - 11.250%, Due 11-15-08
  thru 08-15-23) - Note A                                                  5.560%         $2,904      $  2,904,000
                                                                                                      ------------
Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
  Daily Interest Savings Account
  Current Rate 4.95%                                                                                           473
                                                                                                      ------------
                                                     TOTAL SHORT-TERM INVESTMENTS        (  9.94%)       2,904,473
                                                                                          -------     ------------
                                                      TOTAL INVESTMENTS                  (102.41%)    $ 29,911,145
                                                                                          =======     ============

# Represents rate in effect on May 31, 1997.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.






















                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

           John Hancock Funds - Intermediate Maturity Government Fund


NOTE A --
ACCOUNTING POLICIES
John Hancock Bond Trust (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of three series: John Hancock Intermediate Maturity Government Fund (the "Fund"), John Hancock Government Income Fund and John Hancock High Yield Bond Fund. The other two series of the Trust are reported in separate financial statements. On June 25, 1996 the Trustees voted to approve a change in the fiscal period from March 31 to May 31. This change is effective May 31, 1997.The investment objective of the Fund is to achieve a high level of current income consistent with preservation of capital and maintenance of liquidity.

   The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemption, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission. Shareholders of a class which bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

   Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income or excise tax provision is required. For federal income tax purposes the Fund has $7,980,391 of capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforward is used by the Fund, no capital gains distributions will be made. The carryforward expires as follows: May 31, 1998 - $653,763, May 31, 1999 - $2,207,560, May 31,
2000 - $23,234, May 31, 2001 - $4,062,681, May 31, 2002 - $427,159, May 31, 2004
- $427,511, May 31, 2005 - $178,483. The Fund's tax year end is May 31. Expired capital loss carryforwards are reclassified to capital paid-in in the year of expiration.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Interest income on investment securities is recorded on the accrual basis. The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend
date.  Such   distributions   are  determined  in  conformity  with  income  tax
regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

EXPENSES The majority of the expenses of the Trust were directly identifiable to an individual fund. Expenses which were not readily identifiable to a specific fund were allocated in such a manner as deemed

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

           John Hancock Funds - Intermediate Maturity Government Fund


equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

ORGANIZATION EXPENSE Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged to operations ratably over a five-year period that began with the commencement of investment operations of the Fund.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund had no borrowing activity for the period ended May 31, 1997.

NOTE B --
MANAGEMENT FEE, AND
TRANSACTIONS WITH AFFILIATES AND OTHERS
Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent at an annual basis of 0.40% of the Fund's average daily net asset value.

   The Adviser has temporarily agreed to limit fund expenses, including the management fee, to 0.75% and 1.50% of the average net assets attributable to the Class A and Class B shares, respectively. Effective December 24, 1996, the limitation on Class B shares of the Fund increased to 1.50% from 1.40% of the average daily net assets due to an increase in the 12b-1 distribution rate from 0.90% to 1.00% of the average daily net assets. Accordingly, for the period ended May 31, 1997, the reduction in the Adviser's fee collectively with any additional amounts not borne by the Fund by virtue of the expense limit amounted to $57,097.

   The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended May 31, 1997, net sales charges received with regard to sales of Class A shares amounted to $7,357. Out of this amount, $557 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $2,073 was paid as sales commissions to unrelated broker-dealers and $4,727 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc.
("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker-dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors and was the indirect sole shareholder until November 29, 1996 of John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro.

   Class B shares which are redeemed within four years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 3.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended May 31, 1997, contingent deferred sales charges amounted to $6,128.

   In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

           John Hancock Funds - Intermediate Maturity Government Fund


Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

   The Board of Trustees approved a shareholder servicing agreement between the Fund and John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

   The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the period was at an annual rate of 0.01875% of the average net assets of the Fund.

   Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At May 31, 1997 the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $467.

NOTE C --
INVESTMENT TRANSACTIONS
Purchases  and  proceeds  from  sales  of  securities,   other  than  short-term
obligations, during the period ended May 31, 1997 aggregated $21,912,539 and $23,106,734, respectively.

   The cost of investments owned at May 31, 1997 (including the joint repurchase agreement) for federal income tax purposes was $30,070,579. Gross unrealized appreciation and depreciation of investments aggregated $260,992, and $420,899, respectively, resulting in net unrealized depreciation of $159,907.

NOTE D --
REORGANIZATION
On September 8, 1995, the shareholders of John Hancock Intermediate Government Trust, (JHIGT) approved a plan of reorganization between JHIGT and the Fund providing for the transfer of substantially all of the assets and liabilities of JHIGT to the Fund in exchange solely for Class A shares and Class B shares of the Fund. The acquisition after the close of business on September 22, 1995 was accounted for as a tax free exchange of 672,093 Class A shares, and 48,918 Class B shares for the net assets of JHIGT which amounted to $6,599,818 and $480,359 for Class A and Class B shares, respectively, including $89,503 of unrealized appreciation.

   Also on September 8, 1995, the shareholders of John Hancock U.S. Government Trust, (JHUSGT) approved a plan of reorganization between JHUSGT and the Fund providing for the transfer of substantially all of the assets and liabilities of JHUSGT to the Fund in exchange solely for Class A shares and Class B shares of the Fund. The acquisition after the close of business on September 22, 1995 was accounted for as a tax free exchange of 1,633,772 Class A shares, and 28,300 Class B shares for the net assets of JHUSGT which amounted to $16,043,311 and $277,895 for Class A and Class B shares, respectively, including $362,315 of unrealized appreciation.

   After the close of business on September 22, 1995, and prior to the acquisitions referred to above, the Portfolio (the Adjustable U.S. Government Fund, the mutual fund in which the Funds invested all of their assets) collapsed into the Fund in a tax-free reorganization resulting in increases in the Fund's undistributed net income of $16,545, unrealized appreciation of investments of $183,471, accumulated net realized loss on investments of $203,823 and capital paid-in of $3,807.

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                         NOTES TO FINANCIAL STATEMENTS

           John Hancock Funds - Intermediate Maturity Government Fund


NOTE E --
RECLASSIFICATION OF ACCOUNTS
During the period ended May 31, 1997, the Fund has reclassified amounts to reflect an increase in accumulated net realized loss on investments of $97,818, an increase in undistributed net investment income of $11,492 and an increase in capital paid-in of $86,326. This represents the cumulative amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of May 31, 1997. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles.

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           John Hancock Funds - Intermediate Maturity Government Fund


REPORT OF INDEPENDENT AUDITORS
To the Board of Trustees and Shareholders of John Hancock Bond Trust
John Hancock Intermediate Maturity Government Fund

We have audited the accompanying statement of assets and liabilities of the John Hancock Intermediate Maturity Government Fund (the "Fund"), one of the portfolios constituting John Hancock Bond Trust, including the schedule of investments, as of May 31, 1997, and the related statement of operations for the period from April 1, 1997 to May 31, 1997 and for the year ended March 31, 1997, the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997, by correspondence with the custodian and brokers, and other auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Intermediate Maturity Government Fund portfolio of John Hancock Bond Trust at May 31, 1997, the results of its operations for the period from April 1, 1997 to May 31, 1997 and the year ended March 31, 1997, and the changes in its net assets and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP

Boston, Massachusetts
July 11, 1997

TAX INFORMATION NOTICE (UNAUDITED)
For federal income tax purposes, the following information is furnished with respect to the dividends of the Fund paid during its taxable year ended May 31, 1997.

   All of the dividends paid for the fiscal year are taxable as ordinary income. None of the dividends qualify for the dividends received deduction available to corporations.

   Shareholders will be mailed a 1997 U.S. Treasury Department Form 1099-DIV in January 1998. This will reflect the total of all distributions which are taxable for calendar year 1997.

================================================================================

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--------------------------------------------------------------------------------
This report is for the information of shareholders of the John Hancock Intermediate Maturity Government Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.


[RECYCLE LOGO] Printed on Recycled Paper                              5500A 5/97
                                                                            7/97